Exhibit 99.2

Natera, Inc. Investor presentation Q2 2021 Earnings call

2 Not for reproduction or further distribution. This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our market opportunity, our proposed products and launch schedules, our reimbursement coverage and our product costs, our commercial partners and potential acquisitions, our user experience, our clinical trials and studies, our financial performance, our strategies, our anticipated revenue and financial outlook, our goals and general business and market conditions, are forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving our financial projections and goals; we may be unable to maintain our business and operations as planned due to disruptions and economic uncertainty caused by the COVID- 19 pandemic; we may be unable to further increase the use and adoption of Panorama and Horizon through our direct sales efforts or through our laboratory partners; we may be unable to develop and successfully commercialize new products, including Signatera and Prospera; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future; our quarterly results may fluctuate from period to period; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we may be unable to compete successfully with existing or future products or services offered by our competitors; we may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt our business, cause dilution to our stockholders or reduce our financial resources; we may not be successful in commercializing our cloud-based distribution model; our products may not perform as expected; the results of our clinical studies, including our SNP-based Microdeletion and Aneuploidy RegisTry, or SMART, Study, may not be compelling to professional societies or payors as supporting the use of our tests, particularly in the average-risk pregnancy population or for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if either of our primary CLIA-certified laboratory facilities becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand, obtain or maintain third-party payer coverage and reimbursement for Panorama, Horizon and our other tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors, such as the increased focus by third-party payers on requiring that prior authorization be obtained prior to conducting a test; if the FDA were to begin actively regulating our tests, we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post-market controls; litigation or other proceedings, resulting from either third party claims of intellectual property infringement or third party infringement of our technology, is costly, time-consuming and could limit our ability to commercialize our products or services; any inability to effectively protect our proprietary technology could harm our competitive position or our brand; and we cannot guarantee that we will be able to service and comply with our outstanding debt obligations or achieve our expectations regarding the conversion of our outstanding convertible notes. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the preliminary prospectus related to the proposed offering and in our periodic reports on Forms 10-K and 10-Q and in other filings we make with the SEC from time to time. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and our actual results could differ materially and adversely from those anticipated or implied. As a result, you should not place undue reliance on our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward- looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Natera, Inc., 13011 McCallen Pass, Building A Suite 100, Austin, TX 78753. Our telephone number is (650) 249-9090. Safe harbor statement

3 Not for reproduction or further distribution. Recent highlights ● Fastest year-on-year volume and revenue growth quarter since the IPO: – 376,000 tests processed in Q2, 61% growth vs Q2 2020 – Total revenues of $142M, 64% growth vs Q2 2020 – Product revenues of $137M, up 71% vs Q2 2020 ● Increasing 2021 revenue guide from $550M-$575M to $600M-$620M ● Cash flow breakeven in women’s health business achieved in Q2 2021 ● Signatera now published in 14 peer reviewed papers, including overall survival and predictive data ● Announced phase III trial with GSK using Signatera as a companion diagnostic in early-stage breast cancer ● Signatera direct channel sales accelerating, also launched Foundation Medicine and BGI Genomics ● ADLT awarded to Signatera: recurrence monitoring timepoints increase from $795 to $3,500 ● Raised ~$551M net in upsized follow-on equity offering

4 Not for reproduction or further distribution. ● ~ 61% volume growth over Q2 2020 ● Strong market share gains in Women’s Health ● Continued momentum in Transplant and Oncology Record Q2 volume of 376,000 units Total processed units (in thousands) 163K 167K 174K 200K 195K 200K 209K 236K 234K 262K 295K 348K Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 376K

5 Not for reproduction or further distribution. Accelerating revenues 1. Excludes licensing and other revenues $80 Q2 Q2 Product revenues1 ($ in millions) 2020 2021 71% $137 $54 $63 $74 $87 $142 Q2 2017 Q2 2018 Q2 2019 Q2 2020 Q2 2021 17% 17% 64% 18% Total revenues ($ in millions) ● Volume-out performance combined with improving ASPs ● New products gaining momentum

6 Not for reproduction or further distribution. Head-to-head study in Transplantation Reports Other dd- cfDNA test Prospera test Sensitivity 4 out of 6 5 out of 6 Antibody-mediated rejection 1 out of 1 1 out of 1 T cell-mediated rejection 3 out of 5 4 out of 5 Single center study at UCLA1 ● Compared two different dd-cfDNA assays for detection of rejection ● A series of 15 paired-samples from individual kidney transplant recipients using Prospera and competitive test Key results using a 1% cutoff ● Prospera more accurately identified rejection ● Prospera identified 80% of T cell-mediated rejections (TCMR) vs 60% for competitor 1. Bunnapradist et al., Single center experience comparing two clinically available donor derived cell free DNA tests and review of literature, Transplantation Reports; 2021

Multi-organ transplant rejection testing

ATC 2021 AMERICAN TRANSPLANT CONGRESS

Simultaneous pancreas-kidney use case

- ~8% of kidney transplants are multi-organ transplants[1]
- 15% of simultaneous pancreas-kidney recipients will experience a rejection of their kidney in the first year post-transplant[2]
- Data presented at the American Transplant Congress showed excellent performance

Data presented at ATC

Biopsy-matched SPK & PAK[3]	
Sensitivity	83.3%
Specificity	87.5%
Negative Predictive Value	93.3%
Positive Predictive Value	71.4%

1. UNOS database 2020
2. Wakil K, et al. Causes of graft failure in simultaneous pancreas-kidney transplantation by various time periods. Clinical Transplant. 2013; 23-30.
3. Riad, S. et al. "Early experience with dd-cfDNA (Prospera) in Pancreas Transplantation." American Transplant Congress, 5 Jun 2021, Virtual Symposium

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8 Not for reproduction or further distribution. Prospera pathway to multiple organs ● LCD covers broad range of solid organ transplants for dd-cfDNA testing ● Creates accelerated pathway to reimbursement for Prospera test beyond kidney transplants

9 Not for reproduction or further distribution. Oncology evidence generation advancing Disease-free survival Overall survival Sensitivity Specificity PPV/NPV Predictive of treatment benefit Prospective Outcomes Data Validation Data

10 Not for reproduction or further distribution. CIRCULATE-IDEA – large prospective MRD study1 Months after surgery DFS First prospective CRC study reporting disease free survival in a real-world setting 0 20 40 60 80 100 0 2 4 6 8 10 Negative Positive ctDNA HR =19.5 95% CI, 7.9 to 47.8; P < .001 Sensitivity for recurrence, 79.3% ctDNA Events/N 6M-DFS 95%CI Negative 6/657 99.0% 97.6-99.6 Positive 23/140 80.4% 70.4-87.3 Key results Pre-surgical detection2 >94% Longitudinal sensitivity to relapse2 >93% Disease free survival at 6 months median follow-up 99% % 1. Shirasu H, Taniguchi H, Watanabe J, et al. Monitoring molecular residual disease by circulating tumor DNA in resectable colorectal cancer: Molecular subgroup analyses of a prospective observational study GALAXY in CIRCULATE-Japan. ESMO GI, June 30-July 4, 2021. 2. For stage II / III CRC patients

Can physicians avoid chemotherapy for MRD-negative stage III CRC patients?

Post-operative Management of Stage III CRC Patients Using Signatera


Stage III CRC patients after surgery
Signatera
MRD-Positive
MRD-Negative
R
Adjuvant Chemo
No Chemo, Active Surveillance
Adjuvant Chemo

- Today, almost all stage III CRC patients get adjuvant chemotherapy, despite ~50% cured by surgery alone[1]
  - Current Signatera utility helps guide 3 vs 6 months ACT strategies
- CIRCULATE is the first prospective study to provide definite de-escalation data to change the standard of care[2]
  - MRD-negative patients randomized to receive adjuvant chemotherapy vs observation
  - DFS data expected to be presented at ASCO GI, Jan 2022

1. Corcoran R and Chabner: N Engl J Med 2018; 379:1754-1765
2. Shirasu H, Taniguchi H, Watanabe J, et al. Monitoring molecular residual disease by circulating tumor DNA in resectable colorectal cancer: Molecular subgroup analyses of a prospective observational study GALAXY in CIRCULATE-Japan. ESMO GI, June 30-July 4, 2021.

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12 Not for reproduction or further distribution. 1. Loupakis et al. Detection of molecular residual disease using personalized circulating tumor DNA assay in patients with colorectal cancer undergoing resection of metastases. JCO Precision Oncology. 2021 MRD-negative MRD-positive HR, 16.0; 95% CI, 3.9 to 68; P < .001 Overall Survival based on Post-surgery MRD-status Overall survival 0.75 1.00 0.50 0.25 0.00 0 10 20 30 40 50 Time (months) 51 51 48 32 13 3 61 55 41 25 9 0 Prospective PREDATOR clinical trial:1 ● 112 oligo mCRC patients who underwent surgical resection with curative intent ● MRD status assessed with Signatera after surgery and during follow-up, following a pre-specified analysis plan Key results: ● Post-surgical single timepoint sensitivity to progression of 72% and PPV of 97%, (one FP patient received ACT post Signatera draw) ● 96% of patients who were MRD-negative at single time point post surgery were alive at the end of clinical follow-up (up to 54 months), relative to 52% of MRD- positive patients ● 100% of longitudinal MRD-negative patients were alive at the end of clinical follow up Prospective overall survival data in oligometastatic CRC

13 Not for reproduction or further distribution. Prospective overall survival data in adjuvant MIBC 1. Powles T, Assaf ZJ, Davarpanah N, et al. ctDNA guiding adjuvant immunotherapy in urothelial carcinoma. Nature. 2021. 2. https://clinicaltrials.gov/ct2/show/NCT04660344?term=imvigor+011&draw=2&rank=1 IMvigor010 ● Phase III trial of atezolizumab vs observation in high-risk, MIBC ● Pre-specified analysis using Signatera ● Outcomes tracked prospectively for up to 4 years, overall survival measured Key results ● MRD-positivity after surgery is predictive of treatment benefit with atezolizumab ● 41% improvement in overall survival (HR 0.59) ● MRD-negative patients derived no benefit despite treatment with atezolizumab Predictive

14 Not for reproduction or further distribution. ZEST Registrational Companion Diagnostic Trial1 1. https://clinicaltrials.gov/ct2/show/NCT04915755 About the ZEST trial ● Randomized phase III trial evaluating Niraparib (Zejula) in early-stage BC patients using Signatera as a companion diagnostic ● Stage I to III patients, either TNBC or HR+/HER2-, BRCA mutated breast cancer ● Serial Signatera used to identify patients who have molecular relapse by MRD, patients then randomized to Niraparib vs placebo ● ZEST is the second phase III registrational trial to incorporate Signatera as a companion diagnostic

15 Not for reproduction or further distribution. Breakthrough Device Designations Signatera awarded ADLT designation Ÿ Breakthrough helps clear regulatory pathway to support biopharma studies Breakthrough device designation by the FDA – 3 total Ÿ Finalized a local coverage determination (LCD) to provide Medicare benefits for serial use of Signatera in patients with stage II or III CRC Final coverage for colorectal cancer (CRC) Ÿ Draft LCD proposes coverage of Signatera for immunotherapy response monitoring in all clinically validated solid tumors Draft immunotherapy coverage Ÿ Initial ADLT rate established by CMS is $3,500 for each Signatera assay used in the recurrence monitoring setting ADLT Designation May 2019, March 2021 September 2020 September 2020 June 2021

16 Not for reproduction or further distribution. Oncology MRD market opportunity – tests per year Stage II-III CRC IO response monitoring CRC oligomet Adjuvant MIBC Neo-adjuvant breast Ovarian Multiple myeloma Esophageal Total Indications in pipeline ~4M ~13M Total Source: internal estimates Tests per year (M) Total 0 3 6 9 12 Short term Mid term Published/presented indications Studies underway

17 Not for reproduction or further distribution. Q2 Financial overview ($ in millions, except for per share data) Balance sheet Pro Forma4 Jun 30, 2021 Mar 31, 2021 Change Q/Q Cash & Investments2 $1,131.5 $580.5 $653.7 ($73.2) UBS Line of Credit $50.0 $50.0 $50.1 ($0.1) Convertible Senior Notes3 $279.8 $279.8 $279.5 $ — P&L Q2’21 Q2’20 Change Product Revenues $137.2 $80.4 $56.8 Licensing and Other Revenues $4.8 $6.1 ($1.3) Total Revenues $142.0 $86.5 $55.5 Gross Margin% 1 46% 46% 69.5 bps R&D $53.8 $23.0 $30.8 SG&A $127.5 $68.2 $59.3 Net Loss Per Diluted Share ($1.32) ($0.75) ($0.57) 1. Gross margin is calculated as gross profit divided by GAAP total revenues. Gross profit is calculated as GAAP total revenues less GAAP cost of revenues. 2. Cash and investments also include cash equivalents and restricted cash. 3. This balance reflects net carrying value for the Convertible Senior Notes under ASC 470-20 while the gross principal amounts outstanding is $287.5 million as of June 30, 2021. 4. Pro forma balance sheet data includes net proceeds of approximately $551 million received from follow-on equity offering subsequent to June 30, 2021.

18 Not for reproduction or further distribution. Raising 2021 annual guidance Guide $ (millions) Original Q1 Guide Current Key drivers Revenue $500 – $525 $550 – $575 $600 – $620 Volume acceleration Gross margin % revenue 47% – 52% 52% – 55% 52% – 55% Strong women’s health margins balanced by growth-related costs in new businesses SG&A $430 – $450 $440 – $460 $500– $520 Ramping commercial investments R&D $160 – $180 $165 – $185 $220 - $230 Accelerating MRD clinical trials, oncology product launches Cash burn $230 - $250 $230 - $250 $300 - $340 Balance sheet remains strong Women’s Health business achieved cash flow breakeven

19 Not for reproduction or further distribution. ©2020 Natera, Inc. All Rights Reserved. Not for reproduction or further distribution. ©2021 Natera, Inc. All Rights Reserved. Not for reproduction or further distribution.